                                 UNITED STATES
                       SECURTIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

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             14a-6(e)(2))

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         | | Definitive Additional Materials

         |X| Soliciting Material Under Rule 14a-12

                               BAIRNCO CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                             STEEL PARTNERS II, L.P.
                             STEEL PARTNERS, L.L.C.
                              BZ ACQUISITION CORP.
                             WARREN G. LICHTENSTEIN
                               HUGH F. CULVERHOUSE
                                 JOHN J. QUICKE
                                 ANTHONY BERGAMO
                                HOWARD M. LEITNER
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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      On January 30, 2007,  Steel Partners II, L.P. issued the following press release:

PRESS RELEASE

FOR IMMEDIATE RELEASE:

                 STEEL PARTNERS II EXTENDS BAIRNCO TENDER OFFER
                          TO FRIDAY, FEBRUARY 23, 2007

      NEW  YORK,  NY - JANUARY  30,  2007 -- Steel  Partners  II,  L.P.  ("Steel
Partners  II"),  which has  commenced a cash tender offer to purchase all of the outstanding shares of Bairnco  Corporation  (NYSE:BZ;  "Bairnco") for $12.00 per
share,  announced  today that it has  extended  its $12.00 per share cash tender offer for all of the common  stock of  Bairnco  not  already  owned by it or its subsidiaries to 5:00 P.M., New York City time, on Friday, February 23, 2007. The tender offer was  previously  set to expire at 5:00 P.M., New York City time, on
Monday,  January 29,  2007.  As of the close of business on January 29,  2007, a total of 1,628,272 shares had been tendered in and not withdrawn from the offer, which together with the shares owned by Steel  Partners II and its  subsidiaries
(including BZ Acquisition  Corp.),  represents  approximately 37.6% of the total shares outstanding of Bairnco.

IMPORTANT INFORMATION REGARDING THE TENDER OFFER

BZ  Acquisition  Corp.,  a  wholly-owned  subsidiary  of Steel  Partners II, has commenced a tender  offer to purchase  all of the  outstanding  shares of common stock (and associated  preferred stock purchase rights) of Bairnco at $12.00 per share,  net to the  seller in cash,  without  interest.  The offer is  currently scheduled to expire at 5:00 P.M.,  New York City time,  on Friday,  February 23,
2007, unless the offer is extended.

MacKenzie  Partners,  Inc. is the Information Agent for the tender offer and any questions  or requests  for the Offer to Purchase  and  related  materials  with respect to the tender offer may be directed to MacKenzie Partners, Inc.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER TO BUY
OR THE  SOLICITATION OF AN OFFER TO SELL ANY SHARES.  THE  SOLICITATION  AND THE
OFFER TO BUY  BAIRNCO'S  COMMON STOCK IS ONLY BEING MADE PURSUANT TO AN OFFER TO
PURCHASE AND RELATED  MATERIALS THAT STEEL PARTNERS II HAS FILED (AND WILL FILE)
WITH THE  SECURITIES  AND EXCHANGE  COMMISSION.  STOCKHOLDERS  SHOULD READ THESE
MATERIALS  CAREFULLY BECAUSE THEY CONTAIN IMPORTANT  INFORMATION,  INCLUDING THE
TERMS AND CONDITIONS OF THE OFFER. STOCKHOLDERS MAY OBTAIN THE OFFER TO PURCHASE
AND RELATED MATERIALS WITH RESPECT TO THE TENDER OFFER FREE AT THE SEC'S WEBSITE
AT WWW.SEC.GOV OR FROM STEEL PARTNERS II BY CONTACTING MACKENZIE PARTNERS,  INC.
TOLL-FREE  AT (800)  322-2885  OR  COLLECT  AT (212)  929-5500  OR VIA  EMAIL AT
TENDEROFFER@MACKENZIEPARTNERS.COM.

IMPORTANT INFORMATION REGARDING THE CONSENT SOLICITATION AND PROXY
SOLICITATION

Steel Partners II, together with the other  Participants (as defined below), has filed a  definitive  consent  solicitation  statement  (as it may be  amended or supplemented,  the  "Consent  Solicitation  Statement")  and  intends  to file a preliminary  proxy statement (as it may be amended or  supplemented,  the "Proxy
Statement") with the Securities and Exchange  Commission (the "SEC") relating to the solicitation of written consents and proxies from Bairnco stockholders.

STEEL  PARTNERS II  STRONGLY  ADVISES  ALL  STOCKHOLDERS  OF BAIRNCO TO READ THE
CONSENT  SOLICITATION  STATEMENT  AND PROXY  STATEMENT AS THEY BECOME  AVAILABLE
BECAUSE THEY  CONTAIN,  OR WILL  CONTAIN,  IMPORTANT  INFORMATION.  SUCH CONSENT
SOLICITATION  STATEMENT IS AVAILABLE AND SUCH PROXY  STATEMENT WILL BE AVAILABLE
AT NO  CHARGE  ON THE SEC'S WEB SITE AT  HTTP://WWW.SEC.GOV.  IN  ADDITION,  THE
PARTICIPANTS   IN  THE   SOLICITATIONS   WILL  PROVIDE  COPIES  OF  THE  CONSENT
SOLICITATION  STATEMENT AND, WHEN IT BECOMES  AVAILABLE,  THE  DEFINITIVE  PROXY
STATEMENT,  WITHOUT CHARGE UPON REQUEST.  REQUESTS FOR COPIES SHOULD BE DIRECTED
TO THE PARTICIPANTS'  SOLICITOR,  MACKENZIE PARTNERS,  INC.,  TOLL-FREE AT (800)
322-2885    OR    COLLECT    AT    (212)    929-5500    OR    VIA    EMAIL    AT
BAIRNCO@MACKENZIEPARTNERS.COM.

THE  PARTICIPANTS  IN  THE  CONSENT   SOLICITATION   ARE,  AND  IN  THE  PROXY
SOLICITATION  ARE  ANTICIPATED  TO BE,  STEEL  PARTNERS  II,  STEEL  PARTNERS,
L.L.C., BZ ACQUISITION  CORP.,  WARREN G.  LICHTENSTEIN,  HUGH F. CULVERHOUSE,
JOHN J.  QUICKE,  ANTHONY  BERGAMO AND HOWARD M.  LEITNER  (COLLECTIVELY,  THE
"PARTICIPANTS").  STOCKHOLDERS  OF BAIRNCO  MAY OBTAIN  INFORMATION  REGARDING
THE  PARTICIPANTS'  DIRECT OR  INDIRECT  INTERESTS,  BY  SECURITY  HOLDINGS OR
OTHERWISE, IN BAIRNCO BY REFERRING TO THE CONSENT SOLICITATION STATEMENT.

Any  forward-looking  statements  contained in this release are made pursuant to the safe harbor  provisions of the Private  Securities  Litigation Reform Act of
1995.  Forward-looking  statements are inherently  subject to a variety of risks and  uncertainties  that could cause actual  results to differ  materially  from those  projected.  These risks and  uncertainties  include,  among  others:  the willingness of Bairnco  stockholders  to tender their shares in the tender offer and the  number  and  timing of shares  tendered;  the  willingness  of  Bairnco stockholders  to  deliver  written  consents  in  connection  with  the  consent solicitation or proxies in connection with the proxy  statement;  the receipt of
third  party  consents  to  the  extent  required  for  the   acquisition;   and
satisfaction of the various  closing  conditions.  Other important  factors that could cause actual results to differ materially are included but are not limited to those listed in Bairnco's periodic reports and registration  statements filed with the  Securities  and Exchange  Commission.  Steel Partners II undertakes no obligation to update information contained in this release.

For additional information:

Media
Jason Booth and Terry Fahn
Sitrick And Company, Inc.
(310) 788-2850

Investors and Analysts
Daniel Sullivan and Bob Sandhu
Mackenzie Partners, Inc.
(212) 929-5500